MONMOUTH REAL ESTATE INVESTMENT CORPORATION
                 A Real Estate Investment Trust
      Juniper Business Plaza, 3499 Route 9 North, Suite 3-C
                   Freehold, New Jersey  07728

            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Notice is hereby given that the Annual Meeting of Shareholders of Monmouth Real Estate Investment Corporation (the Company) will be held on Thursday, April 25, 2002, at 4:00 p.m. at the offices of the Company at Juniper Business Plaza, 3499 Route 9 North, Suite 3-C, Freehold, New Jersey, for the following purposes:

      1. To elect nine Directors, the names of whom are set forth in the accompanying proxy statement, to serve for the ensuing year; and

      2.  To   ratify  the  appointment  of  KPMG  LLP  as
          independent auditors for the Company for the fiscal year ending September 30, 2002; and

      3.  To  approve  an amendment to the Certificate  of
          Incorporation   authorizing   the   Company   to
          increase  the  number  of  authorized  Class   A
          Common  Stock,  $.01 par value, from  16,000,000
          to 20,000,000 shares; and

      4.  To   consider  a  recommendation  by  the  Stock
          Option Committee of the Board of Directors that the number of shares of the Company's Class A
          Common Stock, $.01 par value, subject to Option under the Company's 1997 Stock Option Plan, be increased by 750,000 shares to 1,500,000 shares;
          and

      5. To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

The books containing the minutes of the last Annual Meeting of Shareholders, and the minutes of all meetings of the Directors since the last Annual Meeting of Shareholders, will be presented at the meeting for the inspection of the shareholders. Only shareholders of record at the close of business on March 14, 2002 will be entitled to vote at the meeting and at any adjournments thereof.

IF  YOU  ARE UNABLE TO BE PRESENT IN PERSON, PLEASE SIGN  AND
DATE THE ENCLOSED PROXY WHICH IS BEING SOLICITED BY THE BOARD
OF   DIRECTORS,  AND  RETURN  IT  PROMPTLY  IN  THE  ENCLOSED
ENVELOPE.


                    BY ORDER OF THE BOARD OF DIRECTORS

                    /s/ EUGENE W. LANDY

                    President and Director

March 20, 2002

           MONMOUTH REAL ESTATE INVESTMENT CORPORATION
      Juniper Business Plaza, 3499 Route 9 North, Suite 3-C
                   Freehold, New Jersey 07728

                         PROXY STATEMENT
                 Annual Meeting of Shareholders
                         April 25, 2002

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Monmouth Real Estate Investment Corporation (the Company) of proxies to be voted at the Annual Meeting of Shareholders of the Company to be held on April 25, 2002, and at any adjournments thereof (Annual Meeting), for the purposes listed in the preceding Notice of Annual Meeting of Shareholders. This Proxy
Statement and the accompanying proxy card are being distributed on or about March 20, 2002 to shareholders of record March 14, 2002.

A copy of the Annual Report, including financial statements, was mailed to all shareholders of record on or about February
___, 2002.

Any shareholder giving the accompanying proxy has the power to revoke it at any time before it is exercised at the Annual Meeting by filing with the Secretary of the Company an instrument revoking it, by delivering a duly executed proxy card bearing a later date, or by appearing at the meeting and voting in person. Shares represented by properly executed proxies will be voted as specified thereon by the shareholder. Unless the shareholder specifies otherwise, such proxies will be voted FOR the proposals set forth in the Notice of Annual Meeting.

The cost of preparing, assembling and mailing this Proxy Statement and form of proxy, and the cost of soliciting proxies related to the meeting, will be borne by the Company. The Company does not intend to solicit proxies otherwise than by the use of the mail, but certain Officers and regular employees of the Company, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies.

                          VOTING RIGHTS

Only holders of the Company's $.01 par value common stock (Common Stock) of record as of the close of business on March 14, 2002, are entitled to vote at the Annual Meeting of Shareholders. As of the record date, there were issued and outstanding _________ shares of Common Stock, each share being entitled to one vote on any matter which may properly come before the meeting. Said voting right is non-cumulative. The presence in person or by proxy of holders of a majority of the outstanding shares of Common Stock shall constitute a quorum. Proposals 1, 2 and 4 require the affirmative vote of a majority of the votes cast. Proposal 3 requires the affirmative vote of a majority of the outstanding shares. If you abstain, your proxy will be counted as present for the purpose of determining the existence of a quorum, but will have the effect of a vote against the proposal.

                           PROPOSAL 1

                      ELECTION OF DIRECTORS

It is proposed to elect a Board of nine Directors. The proxy will be voted for the election of the nine nominees named herein, all of whom are members of the present Board, to serve for a one-year term for which they have been nominated, unless authority is withheld by the shareholder. The nominees have agreed to serve, if elected, for the new term. If for any reason any of the nine nominees shall become unavailable for election, the proxy will be voted for any substitute nominee who may be selected by the Board of Directors prior to or at the meeting, or, if no substitute is selected by the Board of Directors, for a motion to reduce the membership of the Board to the number of the following nominees who are available. In the event the membership of the Board is reduced, it is anticipated that it would be restored to the original number at the next annual meeting. In the event a vacancy occurs on the Board of Directors after the Annual Meeting, the by-laws provide that any such vacancy shall be filled for the unexpired term by a majority vote of the remaining Directors. The Company has no knowledge that any of the nine nominees shall become unavailable for election.

The proxies solicited cannot be voted for a greater number of persons than the nominees named.


Some of the nominees for Director are also Officers and/or Directors of other companies, including Monmouth Capital Corporation and United Mobile Homes, Inc., both publicly-owned companies. In addition, the Officers and Directors of the Company may engage in real estate transactions for their own account, which transactions may also be suitable for Monmouth Real Estate Investment Corporation. In most respects, the activities of the Company, United Mobile Homes, Inc. and Monmouth Capital Corporation are not in conflict, but rather complement each other. However, the activities of the Officers and Directors on behalf of the other companies, or for their own account, may on occasion conflict with those of the Company and deprive the Company of favorable opportunities. It is the opinion of the Officers and Directors of the Company that there have been no conflicting transactions since the beginning of the last fiscal year.



   Committees of the Board of Directors and Meeting Attendance

The  Board  of  Directors had four meetings during  the  last
fiscal  year.   No Director attended fewer than  75%  of  the
meetings.

The  Company  has a standing Audit Committee, a Stock  Option
Committee  and   a  Compensation Committee of  the  Board  of
Directors.

The Audit Committee, which recommends to the Directors the independent public accountants to be engaged by the Company and reviews with management the Company's internal accounting procedures and controls, had two meetings, including telephone meetings, during the last fiscal year. Charles P. Kaempffer, Matthew I. Hirsch, and Peter Weidhorn, all of whom are outside Directors, serve on the Audit Committee.

The  Stock  Option Committee, which administers the Company's
Stock  Option Plan, had one  meeting during the  last  fiscal
year.   Daniel  D.  Cronheim, Matthew  I.  Hirsch,  and  John
Sampson serve on the Stock Option Committee.

The Compensation Committee, which makes recommendations to the Directors concerning compensation, had one meeting during the last fiscal year. Daniel D. Cronheim and Matthew I.
Hirsch serve on the Compensation Committee.

                        NOMINEES FOR DIRECTOR


                   Present Position with the
                   Company; Business Experience
                   During Past Five Years;            Director
   Nominee; Age    Other Directorships                Since

Ernest V.         Treasurer  (1968 to  present)  and   1968
Bencivenga        Director.    Financial  Consultant
(83)              (1976  to present); Treasurer  and
                  Director  (1961  to  present)  and
                  Secretary  (1967  to  present)  of
                  Monmouth    Capital   Corporation;
                  Director  (1969  to  present)  and
                  Secretary/Treasurer    (1984    to
                  present)  of United Mobile  Homes,
                  Inc.

Anna T. Chew      Controller  (1991 to present)  and   1993
(43)              Director.     Certified     Public
                  Accountant;  Controller  (1991  to
                  present)  and  Director  (1994  to
                  present)   of   Monmouth   Capital
                  Corporation;  Vice  President  and
                  Chief  Financial Officer (1995  to
                  present)   and Director  (1994  to
                  present)  of United Mobile  Homes,
                  Inc.

Daniel D.         Director.   Attorney at Law  (1982   1989
Cronheim          to    present);   Executive   Vice
(47)              President  (1989 to  present)  and
                  General  Counsel (1983 to present)
                  of David Cronheim Company.

Matthew I. Hirsch Director.   Attorney at Law  (1985   2000
(42)              to  present);   Adjunct  Professor
                  of  Law (1993 to present), Widener
                  University School of Law.

Charles P.        Director.    Investor;    Director   1974
Kaempffer         (1970   to  present)  of  Monmouth
(64)              Capital    Corporation;   Director
                  (1969   to   present)  of   United
                  Mobile  Homes, Inc.; Vice Chairman
                  and Director (1996 to present)  of
                  Community Bank of New Jersey.

                  Present Position with the
                  Company; Business Experience
                  During Past Five Years;            Director
  Nominee; Age    Other Directorships                Since

Eugene W. Landy   President  (1968 to  present)  and   1968
(68)              Director.    Attorney   at    Law;
                  President  and Director  (1961  to
                  present)   of   Monmouth   Capital
                  Corporation;   Chairman   of   the
                  Board     (1995    to    present),
                  President   (1969  to  1995)   and
                  Director  (1969  to  present)   of
                  United Mobile Homes, Inc.

Samuel A. Landy   Director.   Attorney at Law  (1985   1989
(41)              to  present); President  (1995  to
                  present), Vice President (1991  to
                  1995)   and  Director   (1992   to
                  present)  of United Mobile  Homes,
                  Inc.;  Director (1994 to  present)
                  of Monmouth Capital Corporation.

John R. Sampson   Senior  Portfolio Manager  at  Fox   2001
(47)              Asset  Management, Inc.  (1998  to
                  present);   Principal  at   Pharos
                  Management and Principia  Partners
                  LLC  (1995  to  1998) specializing
                  in  fixed  income  consulting  and
                  research    for   the   securities
                  industry.

Peter J. Weidhorn Director     of    Real     Estate   2001
(55)              Management/    Acquisitions     at
                  Kushner    Companies   (2000    to
                  present);   Director   (2001    to
                  present)    of   BNP   Residential
                  Properties  Inc.;  Director  (1994
                  to   1997)  of  Monmouth   Capital
                  Corporation;  President  (1981  to
                  1998)  of  WNY  Management  Corp.;
                  Chairman  of the Board,  President
                  and  Director (1998  to  2000)  of
                  WNY   Group,  Inc.;  Trustee   and
                  former  Chairman of the  Board  of
                  CentraState   Healthcare   System;
                  Treasurer  and  Trustee   of   the
                  Union     of    American    Hebrew
                  Congregations.


  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL

                           PROPOSAL 2

                APPROVAL OF INDEPENDENT AUDITORS

It is proposed to approve the appointment of KPMG LLP as Independent Auditors for the Company for the purpose of making  the  annual  audit of the books  of  account  of  the
Company for the year ending September 30, 2002 and shareholder approval of said appointment is requested. KPMG LLP has served as Independent Auditors of the Company since 1994. There are no affiliations between the Company and KPMG LLP, its partners, associates or employees, other than its employment as Independent Auditors for the Company. KPMG LLP informed the Company that it has no direct or indirect financial interest in the Company. The Company does expect a representative of KPMG LLP to be present at the Annual Meeting either to make a statement or to respond to appropriate questions.

The approval of the appointment of the Independent Auditors must be by the affirmative vote of a majority of the votes cast at the Annual Meeting. In the event KPMG LLP does not receive an affirmative vote of the majority of the votes cast by the holders of shares entitled to vote, then another firm will be appointed as Independent Auditors and the shareholders will be asked to ratify the appointment at the next annual meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS  PROPOSAL

                           PROPOSAL 3

           INCREASE IN AUTHORIZED CLASS A COMMON STOCK

The Board of Directors has declared advisable and has directed that there be submitted to the shareholders of the Company a proposed amendment to Article IV, Section (a) of the Company's Certificate of Incorporation which would effect an increase in the number of authorized Class A common stock from 16,000,000 shares to 20,000,000 shares.

The  approval  of  the  proposal  to  amend  the  Certificate  of
Incorporation will result in a substantially greater number of authorized shares than the Company has under the current Certificate of Incorporation. The additional shares may be offered in capital raising transactions, property acquisition transactions and investment in other entities. The authorization of additional common shares gives management the ability to counter takeover proposals by issuing additional shares. There are no specific capital transactions, property acquisitions, takeover proposals or other events pending (other than shares needed for the Dividend Reinvestment and Stock Purchase Plan). Management believes that prudent corporate governance includes the Company having a substantial number of authorized but unissued shares available. If approved, the increased number of authorized Class A common shares will be available for issuance from time to time for such purposes and consideration as the Board of Directors may approve and no further votes of shareholders will be required.


Under Delaware law, the affirmative vote of the holders of a majority of the outstanding shares entitled to vote at the Annual Meeting is required to authorize the proposed increase in the authorized number of Class A common shares. If the amendment to the Certificate of Incorporation is authorized, the text of
Article IV, Capitalization, Section (a), pertaining to the Company's authority to issue common stock, will be as follows:

     (a) Twenty million (20,000,000) shares of Class A Common Stock, with a par value of $0.01 for each share of such stock. In the event of a liquidation of the Corporation, Class A Common Stock shall be entitled to all assets allocated to holders of Common Stock. Class A Common Stock shall be subject to redemption by the Corporation in accordance with Article X of this Certificate.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL

                           PROPOSAL 4

              PROPOSAL REGARDING STOCK OPTION PLAN

The Company maintains its 1997 Stock Option Plan (the "Plan") pursuant to which the Stock Option Committee of the Board of Directors may grant incentive and non-qualified stock options to certain officers, directors and key employees for the purposes of
(i) affording an incentive to certain officers and key employees to remain in the employ of the Company and to use their best efforts in its behalf; and (ii) aiding the Company in attracting, maintaining and developing capable management personnel of a caliber required to insure the Company's continued success by means of an offer to such persons of an opportunity to acquire or increase their proprietary interest in the Company through the granting of options to purchase shares of the Company.

A maximum of 750,000 shares of the Company's Class A Common Stock are reserved for issuance under the Plan. Options to acquire 385,000 shares at a weighted average exercise price of $6.19 have been granted through September 30, 2001, and as of such date 365,000 shares remain available for future grant under the Plan.

The Stock Option Committee of the Board of Directors considers the future grant of options under the Plan to be an integral part of the Company's compensation strategies and policies, as it seeks to enhance cash flows, and consequently real property and stockholder value, by aligning the financial interests of the Company's directors, executive officers and other key employees with those of its shareholders.

Accordingly, the Stock Option Committee of the Board of Directors has recommended that the Plan be amended so that the number of shares of the Company's Class A Common Stock subject to option under the Plan would be increased by 750,000 shares to 1,500,000 shares. The directors, officers and key employees who may receive grants of options to acquire such additional shares will continue to be determined in the future by the Stock Option Committee of the Board of Directors. The persons named as proxies in the accompanying form of proxy intend to vote FOR this recommendation.


Vote Required

Approval of the recommendation by the Stock Option Committee to increase the number of shares of the Company's Class A Common Stock subject to option under the Plan by 750,000 shares requires the approval by the affirmative vote of the holders of a majority of the votes cast at the Annual Meeting; provided that the total number of votes cast at the Annual Meeting represents over 50% in interest of all the Company's Class A Common Stock entitled to vote on such proposal. Accordingly, abstentions and broker non-votes will have the effect of a vote against such proposal unless holders of more than 50% in interest of all the Company's Class A Common Stock entitled to vote on such proposal cast votes, in which event abstentions will have no effect on the result of such vote.


  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL


                     PRINCIPAL SHAREHOLDERS

As of February 4, 2002, no person owned of record, or was known by the Company to own beneficially, more than five percent (5%) of the shares of the Company except United Mobile Homes, Inc. which is a 5.19% holder of the Company's shares. This information is acquired from Form 13D as filed with the Securities and Exchange Commission by United Mobile Homes, Inc. on October 25, 2001 and subsequent Form 4 filings.

Eugene  W.  Landy is Chairman of the Board of  United  Mobile
Homes,  Inc.   Samuel A. Landy is President of United  Mobile
Homes,   Inc.   See  Information  Respecting  Directors   and
Officers for holdings in the Company by these persons.

          INFORMATION RESPECTING DIRECTORS AND OFFICERS

As   of   February 4, 2002,  the  Directors   and   Officers,
individually and as a group, beneficially owned Common Stock as follows:

Name of Beneficial       Shares Owned        Percent of
Owner                    Beneficially (1)    Class
Ernest V. Bencivenga    13,270(2)            0.12%
Anna T. Chew            24,841(3)            0.23%
Daniel D. Cronheim      26,163(4)            0.24%
Matthew I. Hirsch       14,867(5)            0.14%
Charles P. Kaempffer    37,966(6)            0.35%
Eugene W. Landy        433,042(7)(11)        4.10%
Samuel A. Landy        168,725(8)            1.56%
John R. Sampson        14,716 (9)            0.14%
Peter J. Weidhorn       1,000 (10)           0.01%


Directors & Officers
as a Group             744,590(11)           6.89%



(1)  Beneficial   ownership,  as  defined  herein,   includes
     Common Stock as to which a person has or shares voting and/or investment power.

(2) Excludes 15,000 shares issuable upon exercise of stock option.

(3)  Includes  (a)  16,395  shares  owned  jointly  with  Ms.
     Chew's  husband; and (b) 8,446 shares held in Ms. Chew's
     401(k)  Plan.   Excludes  15,000  shares  issuable  upon
     exercise of stock option.

(4) Excludes 15,000 shares issuable upon exercise of stock option.

(5) Excludes 5,000 shares issuable upon exercise of stock option.

(6) Includes (a) 14,989 shares owned by Mr. Kaempffer's wife; (b) 1,080 shares in joint name with Mrs. Kaempffer; and (c) 2,425 shares held in the Charles P. Kaempffer Defined Benefit Pension Plan of which Mr. Kaempffer is Trustee with power to vote. Excludes 15,000 shares issuable upon exercise of stock option.

(7)  Includes  (a)  87,118 shares owned by Mr. Landy's  wife;
     (b) 161,764 shares held in the Landy & Landy Profit Sharing Plan of which Mr. Landy is a Trustee with power to vote; and (c) 126,585 shares held in the Landy & Landy Pension Plan of which Mr. Landy is a Trustee with power to vote. Excludes 41,043 shares held by Mr. Landy's adult children in which he disclaims any beneficial interest; and excludes 280,000 shares issuable upon exercise of stock options.

(8)  Includes  (a)  4,516 shares owned by Mr.  Landy's  wife;
     (b) 54,683 shares held in custodial accounts for Mr. Landy's minor children under the NJ Uniform Transfers to Minors Act in which he disclaims any beneficial interest but has power to vote; (c) 1,000 shares in the Samuel Landy Family Limited Partnership; and (d) 24,148 shares held in Mr. Landy's 401(k) Plan. Excludes 15,000 shares issuable upon exercise of stock option.

(9) Includes 2,000 shares held in custodial accounts for Mr. Sampson's minor children under the NJ Uniform Gifts to Minors Act in which he disclaims any beneficial interest but has power to vote. Excludes 5,000 shares issuable upon exercise of stock option.

(10) Excludes 5,000 shares issued upon exercise of stock option.


(11) Excludes  561,051 shares (5.19%) owned by United  Mobile
     Homes,   Inc.    Eugene  W.  Landy   owns   beneficially
     approximately  12.92% of  the shares  of  United  Mobile
     Homes, Inc.

                     EXECUTIVE COMPENSATION

Summary Compensation Table.

The following Summary Compensation Table shows compensation paid or accrued by the Company to its Chief Executive Officer for services rendered during the fiscal years ended September 30, 2001, 2000 and 1999. Because no other executive officers received total annual salary and bonus exceeding $100,000, only the compensation paid to the Chief Executive Officer is to be disclosed under the Securities and Exchange Commission disclosure requirements.

Name and                       Annual Compensation
Principal Position      Year  Salary   Bonus    Other
Eugene W. Landy         2001  $150,000 $30,000  $105,200(1)
Chief Executive Officer 2000  $130,000 $80,000  $ 72,000
                        1999  $110,000   None   $ 79,700

(1) Represents Director's fees of $8,700 paid to Mr. Landy, legal fees of $47,500 paid to the firm of Landy & Landy, and $49,000 accrual for pension and other benefits in accordance with Mr. Landy's employment contract.

Compensation of Directors

The Directors received a fee of $1,000 for each Board meeting attended and an additional fixed annual fee of $3,800 payable quarterly. Effective April 1, 2001, the fixed annual fee was increased to $7,600. Directors appointed to house committees received $150 for each meeting attended. Those specific committees are Compensation Committee, Audit Committee and Stock Option Committee.

Stock Option Plan

On April 24, 1997, the shareholders approved and ratified the Company's 1997 Stock Option Plan authorizing the grant to officers, directors and key employees options to purchase up to 750,000 shares of common stock. Options may be granted any time up to December 31, 2006. No option shall be available  for  exercise beyond ten years.  All  options  are exercisable after one year from the date of grant. The option price shall not be below the fair market value at date of grant. Canceled or expired options are added back to the "pool" of shares available under the Plan.

There were no stock options granted to the executive officer named in the Summary Compensation Table during the year ended
September 30, 2001.

The  following  table sets forth, for the  executive  officer
named   in   the  Summary  Compensation  Table,   information
regarding stock options outstanding at September 30, 2001:





                                  Number of     Value of
                                  Unexercised   Unexercised
                                  Options at    Options at
                                  Year End      Year-End
                Shares    Value   Exercisable/  Exercisable/
Name         Exercised  Realized Unexercisable Unexercisable

Eugene W. Landy -0-      N/A     215,000/-0-  $42,250/$42,250

Employment Agreement

On December 9, 1994, the Company and Eugene W. Landy entered into an Employment Agreement under which Mr. Landy receives an annual base compensation of $150,000 (as amended) plus bonuses and customary fringe benefits, including health insurance and five weeks' vacation. Additionally, there will be bonuses voted by the Board of Directors. The Employment Agreement is terminable by either party at any time subject to certain notice requirements.

On severance of employment for any reason, Mr. Landy will receive severance of $300,000 payable $100,000 on severance and $100,000 on the first and second anniversaries of severance.

In the event of disability, Mr. Landy's compensation shall continue for a period of three years, payable monthly.

On retirement, Mr. Landy shall receive a pension of $40,000 a
year  for  ten  years, payable in monthly installments.   Mr.
Landy has the right to be paid the $40,000 out of amounts accrued and vested.

In the event of death, Mr. Landy's designated beneficiary shall receive $300,000, $150,000 thirty days after death and the balance one year after death.

The Employment Agreement terminated December 31, 2000, and was automatically renewed and extended for successive one-year periods.

Other Information

Except for specific agreements, the Company has no retirement plan in effect for Officers, Directors or employees and, at present, has no intention of instituting such a plan.

Cronheim Management Services received the sum of $220,521 in 2001 for management fees. Effective August 1, 1998, the Company entered into a new management contract with Cronheim Management Services. Under this contract, Cronheim Management Services receives 3% of gross rental income on certain properties for management fees. Cronheim Management Services provides sub-agents as regional managers for the Company's properties and compensates them out of this management fee. Management believes that the aforesaid fees are no more than what the Company would pay for comparable services elsewhere. The David Cronheim Company received $26,708, $14,347 and $136,229 in lease brokerage commissions in 2001, 2000 and 1999, respectively. Daniel Cronheim received $8,700, $5,650 and $2,400 for Director and Committee fees in 2001, 2000 and 1999, respectively.


   Report of Compensation Committee on Executive Compensation
                      Overview and Philosophy

The Company has a Compensation Committee consisting of two independent outside Directors. This Committee is responsible for making recommendations to the Board of Directors concerning compensation. The Compensation Committee takes into consideration three major factors in setting compensation.

The first consideration is the overall performance of the Company. The Board believes that the financial interests of the executive officers should be aligned with the success of the Company and the financial interests of its shareholders. Increases in funds from operations, the enhancement of the Company's equity portfolio, and the success of the Dividend Reinvestment and Stock Purchase Plan all contribute to increases in stock prices, thereby maximizing shareholders' return.

The second consideration is the individual achievements made by each officer. The Company is a small real estate investment trust (REIT). The Board of Directors is aware of the contributions made by each officer and makes an evaluation of individual performance based on their own familiarity with the officer.

The final criteria in setting compensation is comparable wages in the industry. In this regard, the REIT industry maintains excellent statistics.

Evaluation

The Company's funds from operations continue to increase. The Committee reviewed the growth of the Company and progress made by Eugene W. Landy, Chief Executive Officer. Mr. Landy is under an employment agreement with the Company. His base compensation under his contract was increased in 2001 to $150,000 per year. In fiscal 2001, Mr. Landy was also paid a total bonus of $30,000.


                              Compensation Committee:
                              Daniel D. Cronheim
                              Matthew I. Hirsch

                    Report of Audit Committee

The Board of Directors has adopted a written charter for the Audit Committee.

The Company has an Audit Committee consisting of three "independent" Directors, as defined by the listing standards of the National Association of Securities Dealers (NASD). The Audit Committee's role is to act on behalf of the Board of Directors in the oversight of all material aspects of the Company's reporting, internal control and audit functions.

We have reviewed and discussed with management the Company's audited financial statements as of and for the year ended
September 30, 2001.

We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards
No. 61, Communication with Audit Committees.

We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees and have discussed with the auditors the auditors' independence.

Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended September 30, 2001.

Audit Fees

The  aggregate  fees  billed  by KPMG LLP, for professional
services   rendered for the audit of the  Company's  annual
financial     statements   for     the   fiscal  year ended
September 30, 2001  and for the reviews  of  the  financial
statements included  in  the Company's   Quarterly  Reports
on Form 10-Q  for that fiscal year were $34,900.

Financial Information Systems Design and Implementation Fees

There were no fees billed by KPMG LLP for professional services rendered for information technology services relating to financial information systems design and implementation for the fiscal year ended September 30, 2001.

All Other Fees

The aggregate fees billed by KPMG LLP, for services rendered to the Company for the fiscal year ended September 30, 2001, other than for services described above, were $21,800.

The Audit Committee has determined that the provision of the
non-audit  services  described  above  is  compatible   with
maintaining KPMG LLP's independence.



                                  Audit Committee:
                                  Charles P. Kaempffer
                                  Matthew I. Hirsch
                                  Peter Weidhorn


                  COMPARATIVE STOCK PERFORMANCE

The following line graph compares the total return of the Company's common stock for the last five fiscal years to the NAREIT All REIT Total Return Index, published by the National Association of Real Estate Investment Trusts (NAREIT), and the S&P 500 Index for the same period. The total return reflects stock price appreciation and dividend reinvestment for all three comparative indices. The information herein has been obtained from sources believed to be reliable, but neither its accuracy nor its completeness is guaranteed.



	   Monmouth
	   Real Estate
	   Investment
Year	   Corporation   NAREIT     S&P 500

1996		100		100		100
1997		128		140		140
1998		131		119		153
1999		125		109		196
2000		132		130		222
2001		177		148		163

         CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Board of Directors of the Company has granted Eugene W. Landy, President, a loan of $100,000 at an interest rate of 10% due May 23, 2002. Principal and accrued interest are payable at maturity. In fiscal 2001, Mr. Landy was also paid a bonus of $30,000.

There is no family relationship between any of the Directors or Executive Officers of the Company, except that Samuel A. Landy, Director, is the son of Eugene W. Landy, President and Director of the Company. Daniel D. Cronheim, Director, is the son of Robert Cronheim, President of David Cronheim Company, the Real Estate Advisor to the Company.

Eugene W. Landy and Samuel A. Landy are partners in the law firm of Landy & Landy, which firm, or its predecessor firms, have been retained by the Company as legal counsel since the formation of the Company, and which firm the Company proposes to retain as legal counsel for the current fiscal year.

The New Jersey Supreme Court has ruled that the relationship of directors also serving as outside counsel is not per se improper, but the attorney should fully discuss the issue of conflict with the other directors and disclose it as part of the proxy statement so that shareholders can consider the
conflict    issue   when   voting   for   or   against    the
attorney/director nominee.


                             GENERAL

The Board of Directors knows of no other matters other than those stated in this Proxy Statement which are to be presented for action at the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted on any such matter in accordance with the judgment of the persons voting such proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

The Company will provide, without charge, to each person being solicited by this Proxy Statement, on the written request of any such person, a copy of the Annual Report of the Company on Form 10-K for the year ended September 30, 2001 (as filed with the Securities and Exchange Commission), including the financial statements and schedules thereto. All such requests should be directed to Monmouth Real Estate Investment Corporation, Attention: Shareholder Relations, Juniper Business Plaza, 3499 Route 9 North, Suite 3-C, Freehold, NJ 07728.

        COMPLIANCE WITH EXCHANGE ACT FILING REQUIREMENTS

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's Officers and Directors, and persons who own more than 10% of the Company's Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, Directors and greater than 10% shareholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on review of the copies of such forms furnished to the Company, the Company believes that, during the fiscal year, all Section 16(a) filing requirements applicable to its Officers, Directors and greater than 10% beneficial owners were met, except that John R. Sampson and Peter J. Weidhorn, newly-elected Directors in 2001, failed to file their initial reports on Form 3 on a timely basis.

                      SHAREHOLDER PROPOSALS

In order for Shareholder Proposals for the 2003 Annual Meeting of Shareholders to be eligible for inclusion in the Company's 2003 Proxy Statement, they must be received by the Company at its principal office at 3499 Route 9 North, Suite 3-C, Freehold, New Jersey 07728 not later than October 30, 2002.

                      BY ORDER OF THE BOARD OF DIRECTORS


                      /s/ EUGENE W. LANDY
                      President and Director


Dated:   March 20, 2002


IMPORTANT: Shareholders can help the Directors avoid the necessity and expense of sending follow-up letters to insure a quorum by promptly returning the enclosed proxy. The proxy is revocable and will not affect your right to vote in person in the event you attend the meeting. You are earnestly requested to sign and return the enclosed proxy in order that the necessary quorum may be present at the meeting. The enclosed addressed envelope requires no postage and is for your convenience.

PROXY                                                 PROXY

          MONMOUTH REAL ESTATE INVESTMENT CORPORATION
                 A Real Estate Investment Trust

            PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
 This Proxy is Solicited on Behalf of the Board of Directors

     PLEASE FILL IN, DATE AND SIGN PROXY AND RETURN PROMPTLY

The undersigned hereby appoints EUGENE W. LANDY, SAMUEL A. LANDY and ERNEST V. BENCIVENGA, and each or any of them, proxies of the undersigned, with full power of substitution, to vote in their discretion (subject to any direction indicated hereon) at the Annual Meeting of Shareholders to be held at the Company Office at Juniper Business Plaza, 3499 Route 9 North, Suite 3-C, Freehold, New Jersey, on Thursday, April 25, 2002, at 4:00 o'clock p.m., and at any adjournment thereof, with all the powers which the undersigned would possess if personally present, and to vote all shares of stock which the undersigned may be entitled to vote at said meeting.

The Board of Directors recommends a vote FOR items (1), (2),
(3) and (4) and all shares represented by this Proxy will be so voted unless otherwise indicated, in which case they will be voted as marked.

(1)  Election of Directors - Nominees are: Ernest V.
     Bencivenga, Anna T. Chew, Daniel D. Cronheim,
     Matthew I. Hirsch, Charles P. Kaempffer, Eugene W.
     Landy, Samuel A. Landy, John R. Sampson and
     Peter J. Weidhorn.
     (Instruction: To withhold authority to vote for any individual Nominee, write that person's name on the line below.

________________________________________________________
     FOR all Nominees               WITHHOLD  AUTHORITY
     except as Indicated       to vote for listed Nominees

           /  /                         /  /

(2) Approval of the appointment of KPMG LLP as Independent
    Auditors for  the Company for the fiscal year ending
    September 30, 2002.

      FOR                AGAINST                ABSTAIN

     /  /                  /  /                   /  /

(3) Approval of an amendment to the Certificate of Incorporation Authorizing the Company to increase the number of authorized Class A Common Stock, $.01 par value, from 16,000,000 to 20,000,000 shares.

      FOR                 AGAINST                ABSTAIN

     /  /                  /  /                   /  /

(4) Consideration of a recommendation by the Stock Option Committee of the Board of Directors that the number of shares of the Company's Class A common Stock, $.01 par value, subject to Option under the Company's 1997 Stock Option Plan, be increased by 750,000 to 1,500,000 shares.

      FOR                 AGAINST                ABSTAIN

     /  /                  /  /                   /  /

(5) Such Other Business as may be brought before the meeting or any adjournment thereof. The Board of Directors at present knows of no other business to be presented by or on behalf of the Company or its Board of Directors at the meeting.

Receipt of Notice of Meeting and Proxy Statement is hereby acknowledged.

Dated:_____________________________________, 2002.

Signature_________________________________________________
Signature_________________________________________________

Important: Please date this Proxy; sign exactly as your name(s) appears hereon. When signing as joint tenants, all parties to the joint tenancy should sign. When signing the Proxy as attorney, executor, administrator, trustee or guardian, please give full title as such.